SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 27, 2007


                         MILE MARKER INTERNATIONAL, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                                     Florida
                                     -------
                 (State or other jurisdiction of incorporation)

        0-26150                                          11-2128469
        -------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)


                 2121 Blount Road, Pompano Beach, Florida 33069
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code : (954) 782-0604
                                                            --------------

                -------------------------------------------------
          (Former name or former address, if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

          Item 2.02  - Results of Operations and Financial Condition
          ----------------------------------------------------------

            On February 27, 2007, Mile Marker International, Inc. (the "Registrant") announced that it earned net income of $108,173, or $0.01 per common share, for the year ended December 31, 2006, based on sales revenues of $18,898,554. The Registrant also announced that in the fourth quarter of 2006, the Registrant reported a net loss of $254,205, or $0.03 per common share, based on revenues of $3,842,357.


         Item 9.01 - Financial Statements and Exhibits
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         The following exhibit is furnished as part of this report:

         Exhibit No.    Description
         ----------     -----------

         99.1           Press release issued by the Registrant dated
                        February 27, 2007

                                   SIGNATURES
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       Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MILE MARKER INTERNATIONAL, INC.
                                            -------------------------------
                                                    (Registrant)



Dated:  February 27, 2007                            /s/ Richard E. Aho
                                            By:
                                                 -------------------------------
                                                    Richard E. Aho, President













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